Exhibit 10.56

AMENDMENT NO. 1 TO COLOMBIAN PARTICIPATION AGREEMENT

THIS AMENDMENT NO. 1 TO COLOMBIAN PARTICIPATION AGREEMENT (this “Amendment”) is entered into as of the 1st day of November, 2006, by and among Argosy Energy International, a Utah limited partnership (“Argosy”), Gran Tierra Energy Inc., a Nevada corporation (“Gran Tierra”), and Crosby Capital, LLC, a Texas limited liability company (“Crosby”). The entities named above may also be referred to herein individually as a “Party” or collectively as the “Parties.” All capitalized terms not otherwise defined herein shall be given the meanings assigned to such terms in that certain Colombian Participation Agreement, dated as of June 22, 2006, by and among Argosy, Gran Tierra, and Crosby (the “Original Participation Agreement”)

RECITALS

WHEREAS, the Parties executed the Original Participation Agreement, a copy of which is attached hereto as Exhibit A, on June 22, 2006;

WHEREAS, the Parties desire to amend the Original Participation Agreement as set forth herein; and

WHEREAS, pursuant to Section 13.4 of the Original Participation Agreement, no modification or waiver of any provision of the Original Participation Agreement shall be effective unless set forth in writing signed by the Parties.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Section 6.2.1(a) of the Original Participation Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Amount: The face amount of the Initial Letter of Credit shall be USD$4,000,000.00. Draws from the Initial Letter of Credit must be replaced, within 45 days of any such draws, to keep the required USD$4,000,000.00 face value of the Letter of Credit in place. In the event that Crosby properly draws on the Initial Letter of Credit, Gran Tierra shall, within 45 days of such draw, provide a new Letter of Credit, in substantially similar form, with substantially similar terms as the Initial Letter of Credit and with a face amount equal to the amount of such draw so that the undrawn face amount of all Letters of Credit issued to Crosby to secure Gran Tierra’s obligations under this Agreement shall, at all times after 45 days following any draw thereunder during the Initial Term, equal USD$4,000,000.00. If Gran Tierra fails to provide such new Letter of Credit within the applicable 45 day period, in breach of the foregoing, Crosby may draw the remaining undrawn amount of the Initial Letter of Credit and cause the proceeds of such draw to be deposited to the Crosby Escrow Account (as defined in Section 6.5) as set forth in Section 6.5.”

Amendment No. 1 to
Colombian Participation Agreement

2.
The definition of “Issuer Acceptable Credit Rating,” set forth in Section 6.2.1(c) of the Original Participation Agreement shall be amended, and Section 6.2.1(c) of the Original Participation Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Issuer. The Initial Letter of Credit on terms consisted with this Section 6 and Exhibit A attached hereto, with such other documentary conditions as may be acceptable to Crosby shall be issued by a bank with a minimum credit rating of any of the following: (i) BBB, by Standard and Poor’s, (ii) Baa2 by Moody’s Investor Services, or (iii) BBB by Fitch IBCA (the “Issuer Acceptable Credit Rating”). Crosby may request and Gran

Tierra shall then promptly provide a replacement standby letter of credit in accordance with the terms of Section 6 if the Issuer Acceptable Credit Rating declines below BBB (if Standard and Poor’s or Fitch IBCA) or Baa2 (if Moody’s Investor Services).”

3.	Section II to Exhibit A of the Original Participation Agreement is hereby amended and restated in its entirety to read as follows:

“II Letter of Credit Renewal Default.

Crosby shall be entitled to draw on the Letter of Credit in full and deposit such amount in an escrow account at the Crosby Escrow Bank if and only if it certifies to the Issuer Bank with reasonable evidence attached thereto that the money will be deposited in such escrow and any of the following three conditions are satisfied:

A. if Gran Tierra fails to extend the expiration date of the Initial Letter of Credit to ensure that the Initial Letter of Credit remains outstanding until the expiry of the Initial Term, pursuant to Section 6.2; or

B. both (i) not less than 60 days nor more than 90 days prior to the end of any Letter of Credit term, Crosby delivered written notice to Gran Tierra, Argosy and/or any permitted transferee, that any of them, as the case may be, is required under Section 6 and this Exhibit A to deliver to Crosby a Letter of Credit satisfying the terms set forth in Section 6 and this Exhibit A, and (ii) Gran Tierra, Argosy or such permitted transferee has not within ten (10) business days provided such new Letter of Credit; or

C. after 45 days following any draw under a Letter of Credit, Gran Tierra, Argosy or any permitted transferee has not provided a new Letter of Credit required under Section 6.2.1(a) such that the undrawn face amount of all Letters of Credit issued to Crosby to secure Gran Tierra’s obligations under this Agreement is not, at all times after 45 days following any draw during the Initial Term, equal to USD$4,000,000.00.”

4.	Article 9 of the Original Participation Agreement is hereby amended by adding Section 9.3 to Article 9, as follows:

Amendment No. 1 to
Colombian Participation Agreement

“9.3 Letter of Credit Rights Upon Assignment. If Crosby and/or any of the Crosby Members sells, assigns, transfers or otherwise disposes of any or all of the Participation Rights pursuant to Section 9.1 or Section 9.2, and any Person other than Crosby is designated as the sole representative of the assignees of the Participation Rights pursuant to Section 9.1.1, then Crosby shall have the right, upon written request to Gran Tierra which identifies such designated representative, to obtain the issuance of a replacement Letter of Credit (the “Replacement Letter of Credit”) on substantially the same terms as the Letters of Credit issued pursuant to Article 6, but naming the designated representative as beneficiary. The Replacement Letter of Credit shall only be issued by the issuing bank upon Crosby’s tender, to the issuing bank, of all Letters of Credit naming Crosby as beneficiary. Gran Tierra, Crosby and Argosy shall take such actions as are reasonably necessary to cause the issuing bank to issue the Replacement Letter of Credit to the designated representative as soon as practical following such written request. If the request to issue a Replacement Letter of Credit is received by Gran Tierra within 30 days of a date that Gran Tierra is obligated to procure a new or replacement Letter of Credit for any reason other than the obligations under this Section 9.3, the costs of obtaining the issuance of the Replacement Letter of Credit will be borne by Gran Tierra. If the request for the Replacement Letter of Credit is received by Gran Tierra at any time other than the foregoing, the out-of-pocket costs incurred by Gran Tierra for obtaining the issuance of the Replacement Letter of Credit shall be borne by Crosby. Gran Tierra shall not be deemed to have violated this Section 9.3 if it refuses to obtain the issuance of the Replacement Letter of Credit until the reimbursement of such costs is made or adequately provided for to the satisfaction of Gran Tierra.”

5.	The Initial Letter of Credit to be issued to Crosby pursuant to Section 6 of the Original Purchase Agreement shall be in substantially the form attached hereto as Exhibit B.

6.
References to the “Agreement” in the Original Participation Agreement shall be deemed to include the Original Participation Agreement, as amended by this Amendment. Except as expressly modified or otherwise as set forth herein, the terms and conditions of the Original Participation Agreement remain in full force and effect.

[SIGNATURES ON NEXT PAGE]

Amendment No. 1 to
Colombian Participation Agreement

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Amendment to be executed on the date first written above.

ARGOSY ENERGY INTERNATIONAL

By:	/s/ James Hart
Name:	James Hart
Title:	Secretary

GRAN TIERRA ENERGY INC.

By:	/s/ James Hart
Name:	James Hart
Title:	Chief Financial Officer

CROSBY CAPITAL, LLC

By:	/s/ Jay Allen Chaffee
Name:	Jay Allen Chaffee
Title:	President

Amendment No. 1 to
Colombian Participation Agreement

Exhibit A

[Original Participation Agreement attached hereto]

Amendment No. 1 to
Colombian Participation Agreement

Original Participation Agreement Not Recopied

Amendment No. 1 to
Colombian Participation Agreement

Exhibit B

[Form of the Initial Letter of Credit attached hereto]

Amendment No. 1 to
Colombian Participation Agreement

IRREVOCABLE STANDBY LETTER OF CREDIT

Effective as of 31st October, 2006

Irrevocable Letter of Credit No. [ ]

APPLICANT: GRAN TIERRA ENERGY INC. 300, 611 — 10th Avenue S.W. Calgary, Alberta Canada T2R OBZ
STATED AMOUNT: USD $4,000,000
EXPIRY DATE 31st October, 2007 (save as such date may be extended pursuant to paragraph 9 below) AT OUR COUNTERS

BENEFICIARY:
CROSBY CAPITAL, LLC
712 Main Street, Suite 1700
Houston, TX 77002
Attention: Jay Allen Chaffee

Re: Colombian Participation Agreement

1. We, Standard Bank Plc (the “Issuing Bank”), hereby issue our irrevocable Standby Letter of Credit on behalf of Gran Tierra Energy Inc (the “Applicant”) for an amount of USD 4,000,000 (Four Million United States Dollars) in favour of Crosby Capital, LLC (the “Beneficiary”).

2. This Standby Letter of Credit covers all monies and liabilities (whether actual or contingent) for up to the amount of USD 4,000,000 (Four Million United States Dollars) which are now or shall at any time hereafter be due, owing or payable to the Beneficiary from or by the Applicant under the terms of a participation agreement entered into on 22nd June, 2006 between the Applicant, Beneficiary and Argosy Energy International (as amended and in effect from time to time, the “Colombian Participation Agreement”).

3. CLAIM DOCUMENTATION. Authenticated swift or tested telex claiming the sum due and in the appropriate form designated below:

(a)	if a claim is being made with respect to a payment default under the Colombian Participation Agreement, the form of Exhibit A hereto;

(b)	if a claim is being made with respect to a Letter of Credit renewal default under the Colombian Participation Agreement, the form of Exhibit B hereto;

(c)
if a claim is being made with respect to a default under the Columbian Participation Agreement in providing an additional Letter of Credit following a draw under a Letter of Credit, the form of Exhibit C; and/or

(d)	if a claim is being made with respect to an Issuing Bank credit rating downgrade under the Colombian Participation Agreement, the form of Exhibit D hereto.

4. We hereby irrevocably and unconditionally undertake to honour all claims made by the Beneficiary in accordance with the terms and conditions of this Standby Letter of Credit within five (5) Business Days after our receipt thereof provided such claim documentation is received on or prior to 5:30pm (Greenwich Meantime) on the Expiry Date or on any day prior to the Expiry Date. For the purposes of this Standby Letter of Credit, “Business Day” shall mean any day (other than a Saturday or Sunday) on which banks are open for business in London.

5. It is further agreed that this Standby Letter of Credit shall be without prejudice to such rights as the Beneficiary may have at any time in respect of any security that the Beneficiary may hold for the said indebtedness and liabilities and that our liability shall not be affected by giving time or other indulgence to the Applicant, or by the Beneficiary realizing or entering into any compromise with depositors or any other collateral the Beneficiary may hold at any time in respect of the said liability.

6. TT Reimbursement and partial drawings are allowed.

7. This Standby Letter of Credit is not assignable.

8. A person who is not a party to this Standby Letter of Credit has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce the terms of this Standby Letter of Credit.

9. Save as may be extended in accordance with the terms below, this Standby Letter of Credit expires at the counters of Standard Bank Plc on the Expiry Date. At any time no less than 90 days but no more than 120 days prior to the Expiry Date, the Applicant may by written notice addressed to the Issuing Bank request that the Expiry Date is extended for an additional period not to exceed one year. The Issuing Bank shall, no later than 30 days after receiving such request, notify the Beneficiary and the Applicant of its acceptance or rejection of such request and, if accepted, confirm the new Expiry Date.

10. All documents presented to the Issuing Bank in connection with any demand for payment under this Letter of Credit, as well as all notices and other communications to the Issuing Bank in respect hereof, shall be in writing, shall make specific reference to this Standby Letter of Credit by number and shall be delivered to the Issuing Bank at its office located at Standard Bank PLC, Canon Bridge House, 25 Dowgate Hill, London, EC4R 2SB (or at any other office of the Issuing Bank as may be designated by the Issuing Bank by written notice delivered to the Beneficiary) by authenticated SWIFT message (or any other form of communication previously agreed in writing with the Issuing Bank) to the following address (or at any number(s) designated by the Issuing Bank by written notice delivered to the Beneficiary), as applicable: [please provide].

11. This Standby Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the “UCP”). This Standby Letter of Credit shall be governed by the laws of the State of New York, and the state and federal courts located in the State, County and City of New York shall have non-exclusive jurisdiction in any action or proceeding arising out of this Standby Letter of Credit.

12. Demand for payment under this Standby Letter of Credit shall be presented directly to the Issuing Bank and shall not be negotiated.

13. Standard Bank Plc’s charges are for the account of the Applicant, all other charges are for the account of the Beneficiary.

14. By paying the Beneficiary an amount demanded in accordance with this Standby Letter of Credit, the Issuing Bank makes no representation as to the correctness of the amount demanded or of the calculations and representations of the Beneficiary required by this Letter of Credit.

15. This Standby Letter of Credit sets forth in full the Issuing Bank’s undertaking, and such undertaking shall not be deemed in any way to be modified, amended, amplified or otherwise affected by any document, instrument or agreement referred to herein (including, without limitation, the Colombian Participation Agreement or credit agreement to which is relates), except only the Uniform Customs and the certificate(s)provided for herein.

STANDARD BANK PLC

By:
Title:

By:
Title:

Exhibit A
Irrevocable Letter of Credit
No. ________

CERTIFICATE FOR A PAYMENT DEFAULT

The undersigned hereby certifies to Standard Bank PLC (the “Issuing Bank”), with reference to Irrevocable Letter of Credit No. _______ (the “Letter of Credit”) issued by the Issuing Bank in favor of Crosby Capital, LLC (the “Beneficiary”), and for the account of Gran Tierra Energy Inc. (the “Account Party”), that the undersigned is a duly authorized officer of the Beneficiary, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit or the Colombian Participation Agreement referred to therein and that:

The Beneficiary is entitled to draw $[   ] (the “Draw Amount”) under the Letter of Credit, which is the exact amount that is owed to the Beneficiary under the Colombian Participation Agreement. The Beneficiary hereby directs the Issuing Bank to pay the Draw Amount by wire transfer of such amount in immediately available funds to the account of the Beneficiary specified below:

Bank Name:
Address:
ABA No.:
Account Name:
Account No.:
Attention:

[Include either [A] or [B].]

[A] [The Beneficiary further certifies to the Issuing Bank that attached hereto is the written agreement of the Account Party acknowledging that the Draw Amount is due to the Beneficiary under the Colombian Participation Agreement and that the Account Party and its affiliates have failed to make such payment.]

[B] [Include either [1] or [2]]

   [(1)] [The Beneficiary further certifies to the Issuing Bank that:

(a) an award of the Panel provided in Section 11.2 of the Colombian Participation Agreement, provided for payment of the Draw Amount to the Beneficiary (the “Crosby Arbitration Award”); and

(b) within 10 business days of the Crosby Arbitration Award, (i) the Crosby Arbitration Award has not been paid and (ii) the Crosby Arbitration Award has not been appealed.]

   [(2)] [The Beneficiary further certifies to the Issuing Bank that:

(a) an award of the Panel provided in Section 11.2 of the Colombian Participation Agreement, provided for payment of the Draw Amount to the Beneficiary (the “Crosby Arbitration Award”);

Exhibit A
Irrevocable Letter of Credit
No. ________

(b) within 10 business days of the Crosby Arbitration Award, (i) the Crosby Arbitration Award was not paid and (ii) the Crosby Arbitration Award was appealed;

(c) a final determination of the Crosby Arbitration Award favorable to the Beneficiary has been entered (the “Crosby Final Determination”) on appeal; and

(d) the Beneficiary has not been paid in full the amount of the Crosby Final Determination within 5 business days of such Crosby Final Determination.]

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the ____ day of __________, ____.

CROSBY CAPITAL, LLC

By:
Title:

Exhibit B
Irrevocable Letter of Credit
No. ________

CERTIFICATE FOR A LETTER OF CREDIT RENEWAL DEFAULT

The undersigned hereby certifies to Standard Bank PLC (the “Issuing Bank”), with reference to Irrevocable Letter of Credit No. _______ (the “Letter of Credit”) issued by the Issuing Bank in favor of Crosby Capital, LLC (the “Beneficiary”), and for the account of Gran Tierra Energy Inc. (the “Account Party”), that the undersigned is a duly authorized officer of the Beneficiary, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit or the Colombian Participation Agreement referred to therein and that:

The Beneficiary is entitled to draw the Letter of Credit in full and deposit the Stated Amount in the escrow account at the Crosby Escrow Bank specified below (the “Escrow Account”). The Crosby Escrow Agreement has been executed by each of the Beneficiary and the Crosby Escrow Bank, and contains the provisions required by the Colombian Participation Agreement. A copy of such executed Crosby Escrow Agreement is delivered herewith. The Beneficiary hereby directs the Issuing Bank to pay the Stated Amount under the Letter of Credit by wire transfer of such amount in immediately available funds directly to the Escrow Account, as follows:

Bank Name:
Address:
ABA No.:
Account Name:
Account No.:
Attention:

[Include either [A] or [B].]

[A] The Beneficiary hereby further certifies to the Issuing Bank that: (I) the Initial Term has not expired; and (2) the Account Party has failed to extend the Expiry Date of the Letter of Credit for an additional one year, pursuant to Section 9 of the Letter of Credit.]

[B] The Beneficiary hereby further certifies that:

(1)
not less than 60 days nor more than 90 days prior to the Stated Termination Date, the Beneficiary delivered written notice to the Account Party that the Account Party is required under Section 6 of the Participation Agreement to deliver to the Beneficiary confirmation of an extension of the Letter of Credit for an additional period equal to the shorter of (i) one year from the Stated Termination Date and (ii) the period ending on the last day of the Initial Term; and

(2)	the Account Party has not provided such an extension of the Letter of Credit prior to the date that is 10 Business Days following the date which is 60 days prior to the Stated Termination Date.)

Exhibit B
Irrevocable Letter of Credit
No. ________

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the ____ day of __________, ____.

CROSBY CAPITAL, LLC

By:
Title:

Exhibit C
Irrevocable Letter of Credit
No. ________

CERTIFICATE FOR A LETTER OF CREDIT REINSTATEMENT DEFAULT

The undersigned hereby certifies to Standard Bank PLC (the “Issuing Bank”), with reference to Irrevocable Letter of Credit No. ______ (the “Letter of Credit”) issued by the Issuing Bank in favor of Crosby Capital, LLC (the “Beneficiary”), and for the account of Gran Tierra Energy Inc. (the “Account Party”), that the undersigned is a duly authorized officer of the Beneficiary, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit or the Colombian Participation Agreement referred to therein and that:

The Beneficiary is entitled to draw the remaining undrawn portion of the Stated Amount of the Letter of Credit (the “Remaining Amount”) and deposit the Remaining Amount in the escrow account at the Crosby Escrow Bank specified below (the “Escrow Account”). The Crosby Escrow Agreement has been executed by each of the Beneficiary and the Crosby Escrow Bank, and contains the provisions required by the Colombian Participation Agreement. A copy of such executed Crosby Escrow Agreement is delivered herewith. The Beneficiary hereby directs the Issuing Bank to pay the Remaining Amount under the Letter of Credit by wire transfer of such amount in immediately available funds directly to the Escrow Account, as follows:

Bank Name:
Address:
ABA No.:
Account Name:
Account No.:
Attention:

The Beneficiary hereby further certifies that, following a prior draw under a Letter of Credit, the Account Party has failed to deliver a new letter of Credit to the Beneficiary in the amount of such draw within 45 days of such draw as required by the Columbian Participation Agreement.

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the ____ day of __________, ____.

CROSBY CAPITAL, LLC

By:
Title:

Exhibit D
Irrevocable Letter of Credit
No. ________

CERTIFICATE FOR AN ISSUING BANK CREDIT
RATING NON-MAINTENANCE DEFAULT

The undersigned hereby certifies to Standard Bank PLC (the “Issuing Bank”), with reference to Irrevocable Letter of Credit No. ______ (the “Letter of Credit”) issued by the Issuing Bank in favor of Crosby Capital, LLC (the “Beneficiary”), and for the account of Gran Tierra Energy Inc. (the “Account Party”), that the undersigned is a duly authorized officer of the Beneficiary, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit or the Colombian Participation Agreement referred to therein and that:

The Beneficiary is entitled to draw the Letter of Credit in full and deposit the Stated Amount in the escrow account at the Crosby Escrow Bank specified below (the “Escrow Account”). The Crosby Escrow Agreement has been executed by each of the Beneficiary and the Crosby Escrow Bank, and contains the provisions required by the Colombian Participation Agreement. A copy of such executed Crosby Escrow Agreement is delivered herewith. The Beneficiary hereby directs the Issuing Bank to pay the Stated Amount under the Letter of Credit by wire transfer of such amount in immediately available funds directly to the Escrow Account, as follows:

Bank Name:
Address:
ABA No.:
Account Name:
Account No.:
Attention:

The Beneficiary hereby further certifies that:

A.
the Beneficiary delivered written notice to the Account Party that the Issuing Bank’s credit rating has fallen below the Issuer Acceptable Credit Rating and requested delivery of a replacement Letter of Credit as required under Section 6 of the Participation Agreement; and

B.	the Account Party has not within 15 business days following receipt of such notice provided such a replacement Letter of Credit.

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the ____ day of __________, ____.

CROSBY CAPITAL, LLC

By:
Title: